SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 2, 2003
Date of Report
(Date of earliest event reported)

OSTEX INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Washington	0-25250	91-1450247
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2203 Airport Way South, Suite 400, Seattle, Washington 98134 (Address of principal executive offices, including zip code)
(206) 292-8082 (Registrant's telephone number, including area code)

Item 5. Other Events

        A copy of the joint press release updating the status of the proposed acquisition of Ostex International, Inc. by Inverness Medical Innovations, Inc. was issued January 2, 2003 and is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: January 2, 2003

OSTEX INTERNATIONAL, INC.
By:	/s/ THOMAS A. BOLOGNA
	Name:	Thomas A. Bologna
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release issued by Inverness Medical Innovations, Inc. and Ostex International, Inc. on January 2, 2003

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